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Exhibit 10.6

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN REDACTED PROVISIONS OF THIS AGREEMENT. THE REDACTED PROVISIONS ARE IDENTIFIED BY THREE ASTERISKS ENCLOSED BY BRACKETS AND UNDERLINED. THE CONFIDENTIAL PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PLEDGE AGREEMENT

AMONG

BNP PARIBAS LEASING CORPORATION

("BNPPLC")

BNP PARIBAS, AS AGENT

("Agent")

SPECIALTY LABORATORIES, INC.

("Specialty Laboratories")

AND

PARTICIPANTS AS DESCRIBED HEREIN

March 26, 2002

ii

Attachments and Schedules

Attachment 1	Supplement to Pledge Agreement
Attachment 2	Form of Notice of Security Interest
Attachment 3	Examples of Calculations
Attachment 4	Notice of Specialty Laboratories' Requirement to Withdraw Excess Cash Collateral
Attachment 5	Notice of Specialty Laboratories' Requirement of Direct Payments to Participants
Attachment 6	Notice of Specialty Laboratories' Requirement of Direct Payments to BNPPLC
Attachment 7	Notice of Specialty Laboratories' Requirement of a Withdrawal of Cash Collateral from a Disqualified Deposit Taker

iii

PLEDGE AGREEMENT

        This PLEDGE AGREEMENT (this "Agreement") is made as of March 26, 2002 (the "Effective Date"), by SPECIALTY LABORATORIES, INC., a California corporation ("Specialty Laboratories"); BNP PARIBAS LEASING CORPORATION, a Delaware corporation ("BNPPLC"); BNP PARIBAS ("BNPPLC's Parent"), as a "Participant"; BNP PARIBAS, acting in its capacity as agent for BNPPLC and the Participants (in such capacity, "Agent"), and each of the other Participants hereto, and is made and dated as of the Effective Date.

RECITALS

        A.    Contemporaneously with the execution of this Agreement, Specialty Laboratories and BNPPLC are executing: (i) a Common Definitions and Provisions Agreement dated as of the Effective Date (the "Common Definitions and Provisions Agreement"); and (ii) a Purchase Agreement dated as of the Effective Date (the "Purchase Agreement"), pursuant to which Specialty Laboratories has agreed to make a "Supplemental Payment" (as defined in the Purchase Agreement) or "97-10/Prepayment" (as defined in the Common Definitions and Provisions Agreement), in consideration of the rights granted to Specialty Laboratories by the Purchase Agreement.

        B.    Pursuant to a Participation Agreement dated the Effective Date (the "Participation Agreement"), BNPPLC's Parent has agreed with BNPPLC to participate in the risks and rewards to BNPPLC of the Purchase Agreement and other Operative Documents (as defined in the Common Definitions and Provisions Agreement), and if Specialty Laboratories consents in the future, other financial institutions may become parties to the Participation Agreement as Participants, such that they also participate in the risks and rewards to BNPPLC of the Purchase Agreement and other Operative Documents.

        C.    Specialty Laboratories shall from time to time deliver cash collateral for its obligations to BNPPLC under the Purchase Agreement and for BNPPLC's corresponding obligations to Participants under the Participation Agreement. This Agreement sets forth the terms and conditions governing such cash collateral.

AGREEMENT

        NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I    DEFINITIONS AND INTERPRETATION

        Section 1.1    Capitalized Terms Used But Not Defined in This Agreement.    All capitalized terms used in this Agreement which are defined in Article I of the Common Definitions and Provisions Agreement and not otherwise defined herein shall have the same meanings herein as set forth in the Common Definitions and Provisions Agreement. All terms used in this Agreement which are defined in the UCC and not otherwise defined herein shall have the same meanings herein as set forth therein, except where the context otherwise requires.

        Section 1.2    Definitions.    As used in this Agreement, the following terms shall have the following respective meanings:

          "Account" shall mean any deposit account maintained by a Deposit Taker into which Cash Collateral may be deposited at any time, excluding the Transition Account.

          "Account Office" shall mean, with respect to any Account maintained by any Deposit Taker, the office of such Deposit Taker in California or New York at which such Account is maintained as specified in the applicable Deposit Taker's Acknowledgment and Agreement.

          "Agent" shall have the meaning given to that term in the introductory paragraph hereof.

          "BNPPLC" shall have the meaning given to that term in the introductory paragraph hereof.

          "BNPPLC's Corresponding Obligations to Participants" shall mean BNPPLC's obligations under the Participation Agreement to pay Participants their respective Percentages of (or amounts equal to their respective Percentages of) sums "actually received by BNPPLC" (as defined in the Participation Agreement) in satisfaction of Specialty Laboratories' Purchase Agreement Obligations; provided, however, any modification of the Participation Agreement executed after the Effective Date without Specialty Laboratories' written consent shall not be considered for purposes of determining BNPPLC's Corresponding Obligations to Participants under this Agreement.

          "Cash Collateral" shall mean (i) all money of Specialty Laboratories which Specialty Laboratories has delivered to Agent for deposit with a Deposit Taker pursuant to this Agreement, and (ii) any additional money delivered to Agent as Collateral pursuant to Section 4.9.

          "Collateral" shall have the meaning given to that term in Section 2.1 hereof.

          "Collateral Imbalance" shall mean on any date prior to the Designated Sale Date that the Value (without duplication) of Accounts maintained by the Deposit Taker for any Participant (other than a Disqualified Deposit Taker) does not equal such Participant's Percentage, multiplied by the lesser of (1) the Minimum Collateral Value in effect on such date, or (2) the aggregate Value of all Collateral subject to this Agreement on such date. For purposes of determining whether a Collateral Imbalance exists, the Value of any Accounts maintained by a bank that is acting as Deposit Taker for two or more Participants will be deemed to be held for them in proportion to their respective Percentages, and the Value of any Accounts maintained by a bank as Deposit Taker for both a Participant and BNPPLC (as in the case of BNPPLC's Parent acting as Deposit Taker for itself, as a Participant, and for BNPPLC) will be deemed to be held for the Participant only to the extent necessary to prevent or mitigate a Collateral Imbalance and otherwise for BNPPLC.

          "Collateral Percentage" shall mean the following percentages for the following periods during the Term: (a) commencing on the Effective Date through and including the day preceding the Completion Date, [***]*; (b) commencing on the Completion Date through and including the day preceding the fifth anniversary of the Effective Date, [***]*; and (c) commencing on the fifth anniversary of the Effective Date through the remainder of the Term, [***]*.

          "Default" means any Event of Default and any default, event or condition which would, with the giving of any requisite notices and the passage of any requisite periods of time, constitute an Event of Default.

          "Deposit Taker" for BNPPLC shall mean BNPPLC's Parent and for each Participant shall mean the Participant itself; provided, that each of BNPPLC and the Participants, for itself only, may from time to time designate another Deposit Taker as provided in Sections 3.2, 4.2, 4.4 and 4.5 below.

          "Deposit Taker Losses" shall mean the Value of any Cash Collateral delivered to a Deposit Taker, but that the Deposit Taker will not (because of the insolvency of the Deposit Taker, offsets by the Deposit Taker in violation of the Deposit Taker's Acknowledgment and Agreement, or otherwise) return to Specialty Laboratories or return to Agent for disposition or application as provided herein or as required by applicable law.

          "Deposit Taker's Acknowledgment and Agreement" shall have the meaning given to that term in subsection 4.1.2 hereof.

          "Disqualified Deposit Taker" shall mean any Deposit Taker with whom Agent may decline to deposit Collateral pursuant to Section 4.1.

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

          "Event of Default" shall mean the occurrence of any of the following:

            (a)  the failure by Specialty Laboratories to pay all or any part of Specialty Laboratories' Purchase Agreement Obligations when due, after giving effect to any applicable notice and grace periods expressly provided for in the Purchase Agreement;

            (b)  the failure by Specialty Laboratories to provide funds as and when required by Section 5.1 of this Agreement, if within seven Business Days after such failure commences Specialty Laboratories does not (1) cure such failure by delivering the funds required by Section 5.1, and (2) pay to BNPPLC as additional Rent under the Lease an amount equal to interest at the Default Rate on such funds for the period from which they were first due to the date of receipt by Agent;

            (c)  the failure of the pledge or security interest contemplated herein in the Transition Account or any Account or Cash Collateral to be a Qualified Pledge (regardless of the characterization of the Transition Account or any Accounts or Cash Collateral as deposit accounts, instruments or general intangibles under the UCC), if within five Business Days after Specialty Laboratories becomes aware of such failure, Specialty Laboratories does not (1) notify Agent, BNPPLC and the Participants of such failure, and (2) cure such failure;

            (d)  the failure of any representation herein by Specialty Laboratories to be true (other than a failure described in another clause of this definition of Event of Default), if such failure is not cured within thirty days after Specialty Laboratories receives written notice thereof from Agent;

            (e)  the failure of any representation made by Specialty Laboratories in subsection 7.1.1 to be true, if within fifteen (15) days after Specialty Laboratories becomes aware of such failure, Specialty Laboratories does not (1) notify Agent, BNPPLC and the Participants of such failure, and (2) cure such failure;

            (f)    the failure by Specialty Laboratories timely and properly to observe, keep or perform any covenant, agreement, warranty or condition herein required to be observed, kept or performed (other than a failure described in another clause of this definition of Event of Default), if such failure is not cured within thirty days after Specialty Laboratories receives written notice thereof from Agent; and

            (g)  the failure by BNPPLC to pay when due on or after the Designated Sale Date any of BNPPLC's Corresponding Obligations to Participants, after giving effect to any applicable notice and grace periods expressly provided for in the Participation Agreement.

  Notwithstanding the foregoing, if ever the aggregate Value of Cash Collateral held by Agent and the Deposit Takers exceeds the Minimum Collateral Value then in effect, a failure of the pledge or security interest contemplated herein in such excess Cash Collateral to be a valid, perfected, first priority pledge or security interest shall not constitute an Event of Default under this Agreement. Accordingly, to provide a cure as required to avoid an Event of Default under clauses (c) or (e) of this definition, Specialty Laboratories could deliver additional Cash Collateral—the pledge of which or security interest in which created by this Agreement is a Qualified Pledge—sufficient in amount to cause the aggregate Value of the Cash Collateral then held by Agent and the Deposit Takers subject to a Qualified Pledge hereunder to equal or exceed the Minimum Collateral Value.

          "Initially Qualified Deposit Taker" means (1) BNP Paribas, acting through any branch, office or agency that can lawfully maintain an Account as a Deposit Taker hereunder, and (2) any of the fifty largest (measured by total assets) U.S. banks, or one of the one hundred largest (measured by total assets) banks in the world, acting through any branch, office or agency in New York or California that can lawfully maintain an Account as a Deposit Taker hereunder and that has a debt ratings of at least (i) A- (in the case of long term debt) and A-1 (in the case of short term debt) or the equivalent thereof by Standard and Poor's Corporation, and (ii) A3 (in the case of long term debt) and P-2 (in the case of short term debt) or the equivalent thereof by Moody's Investor Service, Inc. The parties believe it improbable that the ratings systems used by Standard and Poor's Corporation and by Moody's Investor Service, Inc. will be discontinued or changed, but if such ratings systems are discontinued or changed, Specialty Laboratories shall be entitled to select and use a comparable ratings systems as a substitute for the S&P Rating or the Moody Rating, as the case may be, for purposes of determining the status of any bank as an Initially Qualified Deposit Taker.

          "Lien" shall mean, with respect to any property or assets, any right or interest therein of a creditor to secure indebtedness of any kind which is owed to him or any other arrangement with such creditor which provides for the payment of such indebtedness out of such property or assets or which allows him to have such indebtedness satisfied out of such property or assets prior to the general creditors of any owner thereof, including any lien, mortgage, security interest, pledge, deposit, production payment, rights of a vendor under any title retention or conditional sale agreement or lease substantially equivalent thereto, tax lien, mechanic's or materialman's lien, or any other charge or encumbrance for security purposes, whether arising by law or agreement or otherwise, but excluding any right of setoff which arises without agreement in the ordinary course of business. "Lien" also means any filed financing statement, any registration with an issuer of uncertificated securities, or any other arrangement which would serve to perfect a Lien described in the preceding sentence, regardless of whether such financing statement is filed, such registration is made, or such arrangement is undertaken before or after such Lien exists.

          "Minimum Collateral Value" shall mean (1) as of the Designated Sale Date or any prior date, an amount equal to the Collateral Percentage multiplied by the Stipulated Loss Value determined as of that date in accordance with the Lease; and (2) as of any date after the Designated Sale Date, an amount equal to the Break Even Price plus any unpaid interest accrued on past due amounts payable pursuant to Paragraph 2(A) of the Purchase Agreement.

          "Notice of Security Interest" shall have the meaning given to that term in subsection 4.1.1 hereof.

          "Other Liable Party" shall mean any Person, other than Specialty Laboratories, who may now or may at any time hereafter be primarily or secondarily liable for any of the Secured Obligations or who may now or may at any time hereafter have granted to Agent a pledge of or security interest in any of the Collateral.

          "Participants" shall mean BNPPLC's Parent and each of the other Participants under the Participation Agreement who have executed this Agreement, and any other financial institutions which may hereafter become parties to (i) this Agreement by completing, executing and delivering to Specialty Laboratories and Agent a Supplement, and (ii) the Participation Agreement.

          "Participation Agreement" shall have the meaning given to such term in Recital B hereof.

          "Percentage" shall mean with respect to each Participant and the Deposit Taker for such Participant, such Participant's "Percentage" under and as defined in the Participation Agreement for purposes of computing such Participant's right thereunder to receive payments of (or amounts equal to a percentage of) any sales proceeds or Supplemental Payment received by BNPPLC under the Purchase Agreement. Percentages may be adjusted from time to time as provided in the Participation Agreement or as provided in supplements thereto executed as provided in the Participation Agreement.

          "Qualified Pledge" means a pledge or security interest that constitutes a valid, perfected, first priority pledge or security interest.

          "Secured Obligations" shall mean and include both Specialty Laboratories' Purchase Agreement Obligations and BNPPLC's Corresponding Obligations to Participants.

          "Specialty Laboratories" shall have the meaning given to that term in the introductory paragraph hereof.

          "Specialty Laboratories' Purchase Agreement Obligations" shall mean all of Specialty Laboratories' obligations under the Purchase Agreement, including (i) Specialty Laboratories' obligation to pay any Supplemental Payment as required under subparagraph 2(A) of the Purchase Agreement, (ii) Specialty Laboratories' obligation to pay any 97-10/Prepayment as required by subparagraph 5(B) of the Purchase Agreement, and (iii) any damages incurred by BNPPLC because of (A) Specialty Laboratories' breach of the Purchase Agreement or (B) the rejection by Specialty Laboratories of the Purchase Agreement in any bankruptcy or insolvency proceeding.

          "Supplement" shall mean a supplement to this Agreement in the form of ATTACHMENT 1.

          "Transition Account" shall have the meaning given it in Section 5.2.

          "UCC" shall mean the Uniform Commercial Code as in effect in the State of California from time to time, and the Uniform Commercial Code as in effect in any other jurisdiction which governs the perfection or non-perfection of the pledge of and security interests in the Collateral created by this Agreement.

          "Value" shall mean with respect to any Account or Cash Collateral on any date, a dollar value determined as follows (without duplication):

            (a)  cash shall be valued at its face amount on such date; and

            (b)  an Account shall be valued at the principal balance thereof on such date.

        Section 1.3    Attachments.    All attachments to this Agreement are a part hereof for all purposes.

        Section 1.4    Amendment of Defined Instruments.    Unless the context otherwise requires or unless otherwise provided herein, references in this Agreement to a particular agreement, instrument or document (including references to the Lease, Purchase Agreement and Participation Agreement) also refer to and include all valid renewals, extensions, amendments, modifications, supplements or restatements of any such agreement, instrument or document; provided that nothing contained in this Section shall be construed to authorize any Person to execute or enter into any such renewal, extension, amendment, modification, supplement or restatement.

        Section 1.5    References and Titles.    All references in this Agreement to Attachments, Articles, Sections, subsections, and other subdivisions refer to the Attachments, Articles, Sections, subsections and other subdivisions of this Agreement unless expressly provided otherwise. Titles appearing at the beginning of any subdivision are for convenience only and do not constitute any part of any such subdivision and shall be disregarded in construing the language contained in this Agreement. The words "this Agreement", "herein", "hereof", "hereby", "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The phrases "this Article," "this Section" and "this subsection" and similar phrases refer only to the Articles, Sections or subsections hereof in which the phrase occurs. The word "or" is not exclusive, and the word "including" (in all of its forms) means "including without limitation". Pronouns in masculine, feminine and neuter gender shall be construed to include any other gender, and words in the singular form shall be construed to include the plural and vice versa unless the context otherwise requires.

ARTICLE II    SECURITY INTEREST

        Section 2.1    Pledge and Grant of Security Interest.    As security for the Secured Obligations, Specialty Laboratories hereby pledges and assigns to Agent (for the ratable benefit of BNPPLC and the

Participants) and grants to Agent (for the ratable benefit of BNPPLC and the Participants) a continuing security interest and lien in and against all right, title and interest of Specialty Laboratories in and to the following property, whether now owned or hereafter acquired by Specialty Laboratories (collectively and severally, the "Collateral"):

          (a)  All Cash Collateral, all Accounts and the Transition Account and general intangibles arising therefrom or relating thereto (however, "general intangibles" as used in this clause shall not include any general intangibles not related to Cash Collateral, Accounts or the Transition Account, and thus will not include, without limitation, any intellectual property of Specialty Laboratories); and all documents, instruments and agreements evidencing the same; and all extensions, renewals, modifications and replacements of the foregoing; and any interest or other amounts payable in connection therewith; and

          (b)  All proceeds of the foregoing (including whatever is receivable or received when Collateral or proceeds is invested, sold, collected, exchanged, returned, substituted or otherwise disposed of, whether such disposition is voluntary or involuntary, including rights to payment and return premiums and insurance proceeds under insurance with respect to any Collateral, and all rights to payment with respect to any cause of action affecting or relating to the Collateral).

The pledge, assignment and grant of a security interest made by Specialty Laboratories hereunder is for security of the Secured Obligations only; the parties to this Agreement do not intend that Specialty Laboratories' delivery of the Collateral to Agent as herein provided will constitute an advance payment of any Secured Obligations or liquidated damages, nor do the parties intend that the Collateral increase the dollar amount of the Secured Obligations.

        Section 2.2    Return of Collateral After the Secured Obligations are Satisfied in Full.    If any proceeds of Collateral remain after all Secured Obligations have been paid in full, Agent will deliver or direct the Deposit Takers to deliver such proceeds to Specialty Laboratories or other Persons entitled thereto by law.

ARTICLE III    REQUIRED COLLATERAL
AND INITIAL DEPOSIT TAKER

        Section 3.1    Collateral Percentage.    Commencing on the Completion Date and at all times thereafter, Specialty Laboratories shall cause the Collateral to be pledged pursuant to this Agreement and delivered to Agent pursuant to Section 5.1 in an amount equal to or greater than the Collateral Percentage (as it may change from time to time) multiplied by Stipulated Loss Value.

        Section 3.2    Designation of BNP Paribas as Initial Deposit Taker Prior to Completion Date.    Prior to the Completion Date, Agent and Specialty Laboratories shall execute and deliver a properly completed Notice of Security Interest to BNP Paribas in the form attached as ATTACHMENT 2 to establish BNP Paribas as the initial Deposit Taker hereunder.

ARTICLE IV PROVISIONS CONCERNING DEPOSIT TAKERS

        Section 4.1    Qualification of Deposit Takers Generally.    Agent may decline to deposit or maintain Collateral hereunder with any Person designated as a Deposit Taker, if such Person has failed to satisfy or no longer satisfies the following requirements:

          4.1.1    Such Person must have received from Agent and Specialty Laboratories a completed, executed Notice of Security Interest (a "Notice of Security Interest"), in the form of ATTACHMENT 2 as described in Section 4.6, which specifically identifies any and all Accounts in which such Person shall hold Cash Collateral delivered to it pursuant to this Agreement and which designates Account Offices with respect to all such Accounts in New York or California.

          4.1.2    Such Person must have executed the Acknowledgment and Agreement at the end of such Notice of Security Interest (the "Deposit Taker's Acknowledgment and Agreement") and returned the same to Agent. Further, such Person must have complied with the Deposit Taker's Acknowledgment and Agreement, and the representations set forth therein with respect to such Person must continue to be true and correct.

          4.1.3    Such Person must be a commercial bank, organized under the laws of the United States of America or a state thereof or under the laws of another country which is doing business in the United States of America; must be authorized to maintain deposit accounts for others through Account Offices in New York or California (as specified in the Deposit Taker's Acknowledgment and Agreement); and must be an Affiliate of BNPPLC or the Participant for whom such Person will act as Deposit Taker or must have a combined capital, surplus and undivided profits of at least $500,000,000.

          4.1.4    Such Person must have complied with the provisions in this Agreement applicable to Deposit Takers.

        Section 4.2    Additional Provisions Concerning the Designation of Deposit Takers.    Notwithstanding anything herein to the contrary, BNPPLC and BNPPLC's Parent may each designate BNPPLC's Parent as its Deposit Taker pursuant to Section 4.5; (2) any other Participant may designate itself as its Deposit Taker pursuant to Section 4.5, provided that the other Participant is not itself a Disqualified Deposit Taker; and (3) pursuant to Section 4.6, Agent and Specialty Laboratories must promptly upon request execute and deliver any properly completed Notice of Security Interest requested by BNPPLC or the applicable Participant to facilitate the designations contemplated in this sentence.

        Section 4.3    Replacement of Participants Proposed by Specialty Laboratories.    So long as no Event of Default has occurred and is continuing, BNPPLC shall not unreasonably withhold its approval for a substitution under the Participation Agreement of a new Participant proposed by Specialty Laboratories for any Participant, the Deposit Taker for whom would no longer meet the requirements for an Initially Qualified Deposit Taker; provided, however, that (A) the proposed substitution can be accomplished without a release or breach by BNPPLC of its rights and obligations under the Participation Agreement; (B) the new Participant will agree (by executing a Supplement and a supplement to the Participation Agreement as contemplated therein and by other agreements as may be reasonably required by BNPPLC and Specialty Laboratories) to become a party to the Participation Agreement and to this Agreement, to designate an Initially Qualified Deposit Taker as the Deposit Taker for it under this Agreement and to accept a Percentage under the Participation Agreement equal to the Percentage of the Participant to be replaced; (C) the new Participant (or Specialty Laboratories) will provide the funds to pay the termination fee required by Section 6.4 of the Participation Agreement to accomplish the substitution; (D) Specialty Laboratories (or the new Participant) agrees in writing to indemnify and defend BNPPLC for any and all Losses incurred by BNPPLC in connection with or because of the substitution, including the cost of preparing supplements to the Participation Agreement and this Agreement and including any cost of defending and paying any claim asserted by the Participant to be replaced because of the substitution (but not including any liability of BNPPLC to such Participant for damages caused by BNPPLC's bad faith or gross negligence in the performance of BNPPLC's obligations under the Participation Agreement prior to the substitution); (E) the new Participant shall be a reputable financial institution having a net worth of no less than seven and one half percent (7.5%) of total assets and total assets of no less than $10,000,000,000 (all according to then recent audited financial statements); and (F) in no event will BNPPLC be required to approve a substitution pursuant to this Section 4.3 which will replace a Participant that is an Affiliate of BNPPLC. BNPPLC shall attempt in good faith to assist (and cause BNPPLC's Parent to attempt in good faith to assist) Specialty Laboratories in identifying a new Participant that Specialty Laboratories may propose to substitute for an existing Participant pursuant to this Section, as Specialty Laboratories may reasonably request from time to time. However, in no event shall BNPPLC itself, or any of its Affiliates, be required to take the Percentage of any Participant to be replaced.

        Section 4.4    Mandatory Substitutions for Disqualified Deposit Takers.

          4.4.1    If any Deposit Taker shall cease to satisfy the requirements set forth in Section 4.1, the party for whom such Disqualified Deposit Taker has been designated as Deposit Taker (i.e., BNPPLC or the applicable Participant) shall promptly (1) provide notice thereof to Agent and Specialty Laboratories, and (2) designate a substitute Deposit Taker and cause the substitute to satisfy the requirements set forth in Section 4.1.

          4.4.2    Pending the designation of a substitute Deposit Taker when required by this Section 4.4 and the satisfaction by it of the requirements set forth in Section 4.1, Agent may withdraw Collateral held by the Deposit Taker to be replaced and deposit such Collateral with other Deposit Takers, subject to Section 5.3 below. If at any time no Deposit Takers have been designated that meet the requirements of Section 4.1 and, if applicable, Section 4.2, then Agent shall itself select one or more Deposit Takers for BNPPLC and the Participants meeting such requirements.

        Section 4.5    Voluntary Substitution of Deposit Takers.    With the written approval of Agent, which approval will not be unreasonably withheld, BNPPLC or any Participant may at any time designate for itself a new Deposit Taker (in replacement of any prior Deposit Taker acting for it hereunder); provided, the Person so designated has satisfied the requirements set forth in Section 4.1; and, provided further, unless the designation of a new Deposit Taker is required by Section 4.4, at the time of the replacement such Person must be an Initially Qualified Deposit Taker.

        Section 4.6    Delivery of Notice of Security Interest by Specialty Laboratories and Agent.    To the extent required for the designation of a new Deposit Taker by BNPPLC or any Participant pursuant to Section 4.5, or to permit the substitution or replacement of a Deposit Taker for BNPPLC or any Participant as provided in Sections 4.4 and 4.5, Specialty Laboratories and Agent shall promptly execute and deliver any properly completed Notice of Security Interest requested by BNPPLC or the applicable Participant in the form attached as ATTACHMENT 2.

        Section 4.7    Constructive Possession of Collateral.    The possession by a Deposit Taker of any deposit accounts, money, instruments, chattel paper or other property constituting Collateral or evidencing Collateral shall be deemed to be possession by Agent or a person designated by Agent, for purposes of perfecting the security interest granted to Agent hereunder pursuant to the UCC or other Applicable Law; and notifications to a Deposit Taker by other Persons holding any such property, and Acknowledgments, receipts or confirmations from any such Persons delivered to a Deposit Taker, shall be deemed notifications to, or Acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of such Deposit Taker for the benefit of Agent for the purposes of perfecting such security interests under Applicable Law.

        Section 4.8    Attempted Setoff by Deposit Takers.    By delivery of a Deposit Taker's Acknowledgment and Agreement, each Deposit Taker shall be required to agree not to setoff or attempt a setoff, without in each case first obtaining the prior written authorization of Agent, Secured Obligations owed to it against any Collateral held by it from time to time. Further, by delivery of a Deposit Taker's Acknowledgment and Agreement, each Deposit Taker shall be required to agree not to setoff or attempt a setoff, without in each case first obtaining the prior written authorization of both Specialty Laboratories and Agent, obligations owed to it other than Secured Obligations against any Collateral held by it from time to time. Any Deposit Taker for BNPPLC or a Participant shall not be permitted by BNPPLC or the applicable Participant, as the case may be, to violate such agreements. However, Specialty Laboratories acknowledges and agrees (without limiting its right to recover damages from a Deposit Taker that violates such agreements) that Agent shall not be responsible for, or be deemed to have taken any action against Specialty Laboratories because of, any Deposit Taker's violation of such agreements; and, neither BNPPLC nor any Participant shall be responsible for, or be deemed to have taken any action against Specialty Laboratories because of, any violation of such agreements by a Deposit Taker for another party.

        Section 4.9    Deposit Taker Losses.    Agent shall not be responsible for any Deposit Taker Losses. However, Deposit Taker Losses with respect to a Deposit Taker for a particular Participant shall reduce the amount of BNPPLC's Corresponding Obligations to Participants which are payable to such Participant as provided in Section 2.2 of the Participation Agreement. Further, when Deposit Taker Losses with respect to a Deposit Taker for a particular Participant are incurred in excess of the payments of Secured Obligations that such Participant would then have been entitled to receive under the Participation Agreement but for such Deposit Taker Losses, such Participant must immediately pay the excess to Agent as additional Collateral hereunder, failing which Specialty Laboratories may recover any damages suffered by it because of the Deposit Taker Losses from such Deposit Taker or such Participant.

        Section 4.10    Losses Resulting from Failure of Deposit Taker to Comply with this Agreement.    Except as provided in the next Section, any Participant, the Deposit Taker for whom has failed to comply with the requirements of this Agreement or any Notices of Security Interest and any Deposit Taker's Acknowledgments and Agreements (the "Responsible Participant") must defend, indemnify, and hold harmless BNPPLC, Agent and the other Participants from and against any Losses resulting from such failure. Without limiting the foregoing, if the failure of a Deposit Taker for a Responsible Participant to comply strictly with the terms of this Agreement (including the requirement that any cash deposits be held in a deposit account located in either New York or California) causes, in whole or in part, the security interest of Agent in the Collateral held by such Deposit Taker to be unperfected, then any and all Losses suffered as a result of such nonperfection shall, except as provided in the next Section, be borne solely by the Responsible Participant and shall not be shared by BNPPLC, Agent or the other Participants.

ARTICLE V DELIVERY AND MAINTENANCE OF CASH COLLATERAL

        Section 5.1    Delivery of Funds by Specialty Laboratories.    On the Completion Date, the Base Rent Commencement Date and each Base Rent Date, Specialty Laboratories must deliver to Agent, subject to the pledge and security interest created hereby, funds as Cash Collateral then needed (if any) to cause the Value of the Collateral to be no less than the Minimum Collateral Value. Each delivery of funds required by the preceding sentence must be received by Agent no later than 12:00 noon (California time) on the date it is required; if received after 12:00 noon it will be considered for purposes of this Agreement and the other Operative Documents as received on the next following Business Day. At least five Business Days prior to any Base Rent Date upon which it is expected that Specialty Laboratories will be required to deliver additional funds pursuant to this Section, Specialty Laboratories shall notify BNPPLC, Agent and each of the Participants thereof and of the amount Specialty Laboratories expects to deliver to Agent as Cash Collateral on the applicable Base Rent Date. In addition to required deliveries of Cash Collateral as provided in the foregoing provisions, Specialty Laboratories may on any date (whether or not a Base Rent Date) deliver additional Cash Collateral to Agent as necessary to prevent any Default from becoming an Event of Default. Upon receipt of any funds delivered to it by Specialty Laboratories as Cash Collateral, Agent shall immediately deposit the same with the Deposit Takers in accordance with the requirements of Sections 5.3 and 5.4 below.

        Section 5.2    Transition Account.    Pending deposit in the Accounts or other application as provided herein, all Cash Collateral received by Agent shall be credited to and held by Agent in an account (the "Transition Account") styled "Specialty Laboratories Collateral Account, held for the benefit of BNP Paribas Leasing Corporation and the Participants," separate and apart from all other property and funds of Specialty Laboratories or other Persons, and no other property or funds shall be deposited in the Transition Account. The books and records of Agent shall reflect that the Transition Account and all Cash Collateral on deposit therein are owned by Specialty Laboratories, subject to a pledge and security interest in favor of Agent for the benefit of BNPPLC and Participants.

        Section 5.3    Allocation of Cash Collateral Among Deposit Takers.    Funds received by Agent from Specialty Laboratories as Cash Collateral will be allocated for deposit among the Deposit Takers as follows:

  first, to the extent possible the funds will be allocated as required to rectify and prevent any Collateral Imbalance; and

  second, the funds will be allocated to the Deposit Taker for BNPPLC, unless the Deposit Taker for BNPPLC has become a Disqualified Deposit Taker, in which case the funds will be allocated to other Deposit Takers who are not Disqualified Deposit Takers as Agent deems appropriate.

Further, if for any reason a Collateral Imbalance is determined by Agent to exist, Agent shall, as required to rectify or mitigate the Collateral Imbalance, promptly reallocate Collateral among Deposit Takers by withdrawing Cash Collateral from some Accounts and redepositing it in other Accounts. (If any party to this Agreement believes that the Value of the Accounts held by a particular Deposit Taker causes a Collateral Imbalance to exist, that party will promptly notify BNPPLC, Specialty Laboratories and Agent.) Subject to the foregoing, and provided that Agent does not thereby create or exacerbate a Collateral Imbalance, Agent may withdraw and redeposit Cash Collateral in order to reallocate the same among Deposit Takers from time to time as Agent deems appropriate. For purposes of illustration only, examples of the allocations required by this Section are set forth in ATTACHMENT 3.

        Section 5.4    Status of the Accounts Under the Reserve Requirement Regulations.    Deposit Takers shall be permitted to structure the Accounts as nonpersonal time deposits under 12 C.F.R., Part II, Chapter 204 (commonly known as "Regulation D"). Accordingly, each Deposit Taker may require at least seven days advance notice of any withdrawal or transfer of funds from Accounts it maintains and may limit the number of withdrawals or transfers from such Accounts to no more than six in any calendar month, notwithstanding anything to the contrary herein or in any deposit agreement that Specialty Laboratories and any Deposit Taker may enter into with respect to any Account. As necessary to satisfy the seven days notice requirement with respect to withdrawals by Agent when required by Specialty Laboratories pursuant to the provisions below, Agent shall notify Deposit Takers promptly after receipt of any notice from Specialty Laboratories described in subsection 6.1.2 or 6.2.1 or in Section 6.3.

        Section 5.5    Acknowledgment by Specialty Laboratories that Requirements of this Agreement are Commercially Reasonable.    Specialty Laboratories acknowledges and agrees that the requirements set forth herein concerning receipt, deposit, withdrawal, allocation, application and distribution of Cash Collateral by Agent, including the requirements and time periods set forth in the next Article, are commercially reasonable.

ARTICLE VI WITHDRAWAL OF CASH COLLATERAL

        Specialty Laboratories may not withdraw Cash Collateral, except as follows:

        Section 6.1    Withdrawal of Collateral Prior to the Designated Sale Date.    Specialty Laboratories may require Agent to withdraw Cash Collateral from Accounts on any date prior to the Designated Sale Date and to deliver such Cash Collateral to Specialty Laboratories (which delivery shall be free and clear of all liens and security interests hereunder); provided, however, that in each case:

          6.1.1    Such withdrawal and delivery of the Cash Collateral to Specialty Laboratories will not cause the Value of the remaining Collateral to be less than the Minimum Collateral Value.

          6.1.2    by a notice in the form of ATTACHMENT 4, Specialty Laboratories must give Agent, BNPPLC and the Participants notice of the required withdrawal at least ten days prior to the date upon which the withdrawal is to occur.

          6.1.3    No Default or Event of Default shall have occurred and be continuing at the time Specialty Laboratories gives the notice required by the preceding subsection or on the date upon which the withdrawal is required.

          6.1.4    Specialty Laboratories must pay to Agent any and all costs incurred by Agent in connection with the withdrawal.

          6.1.5    Agent shall determine the Accounts from which to make any withdrawal required by Specialty Laboratories pursuant to this Section as necessary to prevent or mitigate any Collateral Imbalance.

        Section 6.2    Withdrawal and Application of Cash Collateral to Reduce or Satisfy the Secured Obligations to the Participants.    To reduce the "Break Even Price" or "Supplemental Payment" required under (and as defined in) the Purchase Agreement (and, thus, to reduce the Secured Obligations), Specialty Laboratories may require Agent to withdraw Cash Collateral then held by or for Agent pursuant to this Agreement on the Designated Sale Date and to deliver the same on the Designated Sale Date or on any date thereafter prior to an Event of Default (which delivery shall be free and clear of all liens and security interests hereunder) directly to the Participants in proportion to their respective rights to payment of BNPPLC's Corresponding Obligations to Participants and for application thereto or the reduction thereof pursuant to Section 2.6 of the Participation Agreement; provided, that:

          6.2.1    by a notice in the form of ATTACHMENT 5, Specialty Laboratories must have notified Agent, BNPPLC and each of the Participants of the required withdrawal and payment to Participants at least ten days prior to the date upon which it is to occur;

          6.2.2    the required withdrawal shall be made as determined by Agent, first, from the Accounts maintained by the Deposit Takers for the Participants, and then (to the extent necessary) from the Accounts maintained by the Deposit Taker for BNPPLC; and

          6.2.3    in any event, no withdrawals or payments directly to Participants shall be required by this Section 6.2 (or permitted over the objection of BNPPLC) in excess of those required to satisfy BNPPLC's Corresponding Obligations to Participants or to reduce such obligations to zero under the Participation Agreement.

        Section 6.3    Withdrawal and Application of Cash Collateral to Reduce or Satisfy the Secured Obligations to BNPPLC.    To satisfy Specialty Laboratories' Purchase Agreement Obligations, Specialty Laboratories may require Agent to withdraw any Cash Collateral held by the Deposit Taker for BNPPLC pursuant to this Agreement on the Designated Sale Date and to deliver the same on the Designated Sale Date or on any date thereafter prior to an Event of Default (which delivery shall be free and clear of all liens and security interests hereunder) directly to BNPPLC as a payment on behalf of Specialty Laboratories of amounts due under the Purchase Agreement; provided, that by a notice in the form of ATTACHMENT 6, Specialty Laboratories must have notified Agent and BNPPLC of the required withdrawal and payment to BNPPLC at least ten days prior to the date upon which it is to occur.

        Section 6.4    Withdrawal of Cash Collateral From Accounts Maintained by Disqualified Deposit Takers.     Specialty Laboratories may from time to time prior to the Designated Sale Date (regardless of the existence of any Default or Event of Default) require Agent to withdraw any or all Cash Collateral from any Account maintained by a Disqualified Deposit Taker and deposit it, still subject to the pledge and grant of security interest hereunder, with other Deposit Takers who are not Disqualified Deposit Takers (in accordance with the requirements of Sections 5.3 and 5.4) on any date prior to the

Designated Sale Date; provided, that by a notice in the form of ATTACHMENT 7, Specialty Laboratories must have notified Agent, BNPPLC and each of the Participants of the required withdrawal at least ten days prior to the date upon which it is to occur.

ARTICLE VII REPRESENTATIONS AND COVENANTS OF SPECIALTY LABORATORIES

        Section 7.1    Representations of Specialty Laboratories.    Specialty Laboratories represents to BNPPLC, Agent and the Participants as follows:

          7.1.1    Specialty Laboratories is the legal and beneficial owner of the Collateral (or, in the case of after-acquired Collateral, at the time Specialty Laboratories acquires rights in the Collateral, will be the legal and beneficial owner thereof). No other Person has (or, in the case of after-acquired Collateral, at the time Specialty Laboratories acquires rights therein, will have) any right, title, claim or interest (by way of Lien, purchase option or otherwise) in, against or to the Collateral, except for rights created hereunder.

          7.1.2    Agent has (or in the case of after-acquired Collateral, at the time Specialty Laboratories acquires rights therein, will have) a valid, first priority, perfected pledge of and security interest in the Collateral, regardless of the characterization of the Collateral as deposit accounts, instruments or general intangibles under the UCC, but assuming that the representations of each Deposit Taker in its Deposit Taker's Acknowledgment and Agreement are true.

          7.1.3    Specialty Laboratories has delivered to Agent, together with all necessary stock powers, endorsements, assignments and other necessary instruments of transfer, the originals of all documents, instruments and agreements evidencing Accounts or Cash Collateral.

          7.1.4    Specialty Laboratories' chief executive office is located at the address of Specialty Laboratories set forth in Article II of the Common Definitions and Provisions Agreement or at another address in California specified in a notice that Specialty Laboratories has given to Agent as required by Section 7.2.4.

          7.1.5    To the knowledge of Specialty Laboratories, neither the ownership or the intended use of the Collateral by Specialty Laboratories, nor the pledge of Accounts or the grant of the security interest by Specialty Laboratories to Agent herein, nor the exercise by Agent of its rights or remedies hereunder, will (i) violate any provision of (a) Applicable Law, (b) the articles or certificate of incorporation, charter or bylaws of Specialty Laboratories, or (c) any agreement, judgment, license, order or permit applicable to or binding upon Specialty Laboratories, or (ii) result in or require the creation of any Lien, charge or encumbrance upon any assets or properties of Specialty Laboratories except as expressly contemplated in this Agreement. Except as expressly contemplated in this Agreement, to the knowledge of Specialty Laboratories no consent, approval, authorization or order of, and no notice to or filing with any court, governmental authority or third party is required in connection with the pledge or grant by Specialty Laboratories of the security interest contemplated herein or the exercise by Agent of its rights and remedies hereunder.

        Section 7.2    Covenants of Specialty Laboratories.    Specialty Laboratories hereby agrees as follows:

          7.2.1    Specialty Laboratories, at Specialty Laboratories' expense, shall promptly procure, execute and deliver to Agent all documents, instruments and agreements and perform all acts which are necessary, or which Agent may reasonably request, to establish, maintain, preserve, protect and perfect the Collateral, the pledge thereof to Agent or the security interest granted to Agent therein and the first priority of such pledge or security interest or to enable Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the preceding sentence, Specialty Laboratories shall (A) procure, execute and deliver to Agent all stock powers, endorsements, assignments, financing statements and other instruments of transfer requested by Agent, (B) deliver to Agent promptly upon receipt all originals of Collateral consisting of instruments, documents and chattel paper, (C) cause the security interest of Agent in any Collateral consisting of securities to be recorded or registered in the books of any financial intermediary or clearing corporation requested by Agent, and (D) reimburse Agent any legal opinions Agent may elect to obtain from one or more nationally recognized commercial law firms authorized to practice in California or New York, as applicable, concerning the enforceability, first priority and perfection of Agent's security interest in any Collateral maintained or to be maintained in California or New York. Specialty Laboratories hereby authorizes Agent to file any financing statements or financing statement amendment covering all or any portion of the Collateral or relating to the security interest created herein.

          7.2.2    Specialty Laboratories shall not use or consent to any use of any Collateral in violation of any provision of the this Agreement or any other Operative Document or any Applicable Law.

          7.2.3    Specialty Laboratories shall pay promptly when due all taxes and other governmental charges, all Liens and all other charges now or hereafter imposed upon, relating to or affecting any Collateral.

          7.2.4    Without thirty days' prior written notice to Agent, Specialty Laboratories shall not change Specialty Laboratories' name or place of business (or, if Specialty Laboratories has more than one place of business, its chief executive office).

          7.2.5    Specialty Laboratories shall appear in and defend, on behalf of Agent, any action or proceeding which may affect Specialty Laboratories' title to or Agent's interest in the Collateral.

          7.2.6    Subject to the express rights of Specialty Laboratories under Article VI, Specialty Laboratories shall not surrender or lose possession of (other than to Agent or a Deposit Taker pursuant hereto), sell, encumber, lease, rent, option, or otherwise dispose of or transfer any Collateral or right or interest therein, and Specialty Laboratories shall keep the Collateral free of all Liens.

          7.2.7    Specialty Laboratories will not take any action which would in any manner impair the value or enforceability of Agent's pledge of or security interest in any Collateral, nor will Specialty Laboratories fail to take any action which is required to prevent (and which Specialty Laboratories knows is required to prevent) an impairment of the value or enforceability of Agent's pledge of or security interest in any Collateral.

          7.2.8    Specialty Laboratories shall pay (and shall indemnify and hold harmless Agent from and against) all Losses incurred by Agent in connection with or because of (A) the interest acquired by Agent in any Collateral pursuant to this Agreement, or (B) the negotiation or administration of this Agreement, whether such Losses are incurred at the time of execution of this Agreement or at any time in the future. Costs and expenses included in such Losses may include, without limitation, all filing and recording fees, taxes, UCC search fees and Attorneys' Fees incurred by Agent with respect to the Collateral.

          7.2.9    Without limiting the foregoing, within five Business Days after Specialty Laboratories becomes aware of any failure of the pledge or security interest contemplated herein in the Transition Account or any Account or Cash Collateral to be a valid, perfected, first priority pledge or security interest (regardless of the characterization of the Transition Account or any Accounts or Cash Collateral as deposit accounts, instruments or general intangibles under the UCC), Specialty Laboratories shall notify Agent, BNPPLC and the Participants of such failure.

ARTICLE VIII AUTHORIZED ACTION BY AGENT

        Section 8.1    Power of Attorney.    Specialty Laboratories hereby irrevocably appoints Agent as Specialty Laboratories' attorney-in-fact for the purpose of authorizing Agent to perform (but Agent shall not be obligated to and shall incur no liability to Specialty Laboratories or any third party for failure to perform) any act which Specialty Laboratories is obligated by this Agreement to perform, and to exercise, consistent with the other provisions of this Agreement, such rights and powers as Specialty Laboratories might exercise with respect to the Collateral during any period in which a Default or Event of Default has occurred and is continuing, including the right to (a) collect by legal proceedings or otherwise and endorse, receive and receipt for all dividends, interest, payments, proceeds and other sums and property now or hereafter payable on or on account of the Collateral; (b) enter into any extension, reorganization, deposit, merger, consolidation or other agreement pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for the Collateral; (c) insure, process, preserve and enforce the Collateral; (d) make any compromise or settlement, and take any action it deems advisable, with respect to the Collateral; (e) pay any indebtedness of Specialty Laboratories relating to the Collateral; and (f) execute UCC financing statements and other documents, instruments and agreements required hereunder. Specialty Laboratories agrees that such care as Agent gives to the safekeeping of its own property of like kind shall constitute reasonable care of the Collateral when in Agent's possession; provided, however, that Agent shall not be obligated to Specialty Laboratories to give any notice or take any action to preserve rights against any other Person in connection with the Secured Obligations or with respect to the Collateral.

ARTICLE IX DEFAULT AND REMEDIES

        Section 9.1    Remedies.    In addition to all other rights and remedies granted to Agent, BNPPLC or the Participants by this Agreement, the Lease, the Purchase Agreement, the Participation Agreement, the UCC and other Applicable Laws, Agent may, upon the occurrence and during the continuance of any Event of Default, exercise any one or more of the following rights and remedies, all of which will be in furtherance of its rights as a secured party under the UCC:

          (a)  Agent may collect, receive, appropriate or realize upon the Collateral or otherwise foreclose or enforce the pledge of or security interests in any or all Collateral in any manner permitted by Applicable Law or in this Agreement; and

          (b)  Agent may notify any or all Deposit Takers to pay all or any portion of the Collateral held by such Deposit Taker(s) directly to Agent.

Agent shall distribute the proceeds of all Collateral received by Agent after the occurrence of an Event of Default to BNPPLC and the Participants for application to the Secured Obligations. If any proceeds of Collateral remain after all Secured Obligations have been paid in full, Agent will deliver or direct the Deposit Takers to deliver such proceeds to Specialty Laboratories or other Persons entitled thereto. In any case where notice of any sale or disposition of any Collateral is required, Specialty Laboratories hereby agrees that seven (7) Business Days notice of such sale or disposition is reasonable.

ARTICLE X OTHER RECOURSE

        Section 10.1    Recovery Not Limited.    To the fullest extent permitted by applicable law, Specialty Laboratories waives any right to require that Agent, BNPPLC or the Participants proceed against any other Person, exhaust any Collateral or other security for the Secured Obligations, or to have any Other Liable Party joined with Specialty Laboratories in any suit arising out of the Secured Obligations or this Agreement, or pursue any other remedy in their power. Specialty Laboratories waives any and all notice of acceptance of this Agreement. Specialty Laboratories further waives notice of the creation, modification, rearrangement, renewal or extension for any period of any of the Secured Obligations of any Other Liable Party from time to time and any defense arising by reason of any disability or other defense of any Other Liable Party or by reason of the cessation from any cause whatsoever of the liability of any Other Liable Party. Until all of the Secured Obligations shall have been paid in full, Specialty Laboratories shall have no right to subrogation, reimbursement, contribution or indemnity against any Other Liable Party and Specialty Laboratories waives the right to enforce any remedy which Agent, BNPPLC or any Participant has or may hereafter have against any Other Liable Party, and waives any benefit of and any right to participate in any other security whatsoever now or hereafter held by Agent, BNPPLC or any Participant. Specialty Laboratories authorizes Agent, BNPPLC and the Participants, without notice or demand and without any reservation of rights against Specialty Laboratories and without affecting Specialty Laboratories' liability hereunder or on the Secured Obligations, from time to time to (a) take or hold any other property of any type from any other Person as security for the Secured Obligations, and exchange, enforce, waive and release any or all of such other property, (b) after any Event of Default, apply or require the application of the Collateral (in accordance with this Agreement) or such other property in any order they may determine and to direct the order or manner of sale thereof as they may determine, (c) renew, extend for any period, accelerate, modify, compromise, settle or release any of the obligations of any Other Liable Party with respect to any or all of the Secured Obligations or other security for the Secured Obligations, and (d) release or substitute any Other Liable Party.

ARTICLE XI PROVISIONS CONCERNING AGENT

        In the event of any conflict between the following and other provisions in this Agreement, the following will control:

        Section 11.1    Appointment and Authority.    BNPPLC and each Participant hereby irrevocably authorizes Agent, and Agent hereby undertakes, to take all actions and to exercise such powers under this Agreement as are specifically delegated to Agent by the terms hereof, together with all other powers reasonably incidental thereto. The relationship of Agent to the Participants is only that of one commercial bank acting as collateral agent for others, and nothing herein shall be construed to constitute Agent a trustee or other fiduciary for any Participant or anyone claiming through or under a Participant nor to impose on Agent duties and obligations other than those expressly provided for in this Agreement. With respect to any matters not expressly provided for in this Agreement and any matters which this Agreement places within the discretion of Agent, Agent shall not be required to exercise any discretion or take any action, and it may request instructions from BNPPLC and Participants with respect to any such matter, in which case it shall be required to act or to refrain from acting (and shall be fully protected and free from liability to all Participants in so acting or refraining from acting) upon the instructions of the Majority, as defined in the Participation Agreement, including itself as a Participant and BNPPLC; provided, however, that Agent shall not be required to take any action which exposes it to a risk of personal liability that it considers unreasonable or which is contrary to this Agreement or the other documents referenced herein or to Applicable Law.

        Section 11.2    Exculpation, Agent's Reliance, Etc.    Neither Agent nor any of its directors, officers, agents, attorneys, or employees shall be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement, INCLUDING THEIR NEGLIGENCE OF ANY KIND, except that each shall be liable for its own gross negligence or willful misconduct. Without limiting the generality of the foregoing, Agent (1) may treat the rights of any Participant under its Participation Agreement as continuing until Agent receives written notice of the assignment or transfer of those rights in accordance with such Participation Agreement, signed by such Participant and in form satisfactory to Agent; (2) may consult with legal counsel (including counsel for Specialty Laboratories), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts, unless the action taken or omitted constitutes misconduct; (3) makes no warranty or representation and shall not be responsible for any statements, warranties or representations made in or in connection with this Agreement or the other documents referenced herein; (4) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of the Operative Documents on the part of any party thereto, or to inspect the property (including the books and records) of any party thereto; (5) shall not be responsible to any Participant for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of any Operative Document or any instrument or document furnished in connection therewith; (6) may rely upon the representations and warranties of Specialty Laboratories, Participants and Deposit Takers in exercising its powers hereunder; and (7) shall incur no liability under or in respect of the Operative Documents by acting upon any notice, consent, certificate or other instrument or writing (including any telecopy, telegram, cable or telex) believed by it to be genuine and signed or sent by the proper Person or Persons.

        Section 11.3    Participant's Credit Decisions.    Each Participant acknowledges that it has, independently and without reliance upon Agent or any other Participant, made its own analysis of Specialty Laboratories and the transactions contemplated hereby and its own independent decision to enter into the Operative Documents to which it is a party. Each Participant also acknowledges that it will, independently and without reliance upon Agent or any other Participant and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Operative Documents.

        Section 11.4    Indemnity.    Each Participant agrees to indemnify Agent (to the extent not reimbursed by Specialty Laboratories within ten days after demand) from and against such Participant's Percentage of any and all Losses of any kind or nature whatsoever which to any extent (in whole or in part) may be imposed on, incurred by, or asserted against Agent growing out of, resulting from or in any other way associated with any of the Collateral, the Operative Documents and the transactions and events (including the enforcement thereof) at any time associated therewith or contemplated therein. THE FOREGOING INDEMNIFICATION SHALL APPLY WHETHER OR NOT SUCH LOSSES ARE IN ANY WAY OR TO ANY EXTENT OWED, IN WHOLE OR IN PART, UNDER ANY CLAIM OR THEORY OF STRICT LIABILITY, OR ARE CAUSED, IN WHOLE OR IN PART, BY ANY NEGLIGENT ACT OR OMISSION OF ANY KIND BY AGENT, PROVIDED ONLY THAT NO PARTICIPANT SHALL BE OBLIGATED UNDER THIS SECTION TO INDEMNIFY AGENT FOR THAT PORTION, IF ANY, OF ANY LOSS WHICH IS PROXIMATELY CAUSED BY AGENT'S OWN INDIVIDUAL GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, AS DETERMINED IN A FINAL JUDGMENT RENDERED AGAINST AGENT. Cumulative of the foregoing, each Participant agrees to reimburse Agent promptly upon demand for such Participant's Percentage share of any costs and expenses to be paid to Agent by Specialty Laboratories hereunder to the extent that Agent is not timely reimbursed by Specialty Laboratories as provided in subsection 7.2.8. As used in this Section the term "Agent" shall refer not only to the Person designated as such in the introductory paragraph of this Agreement, but also to each director, officer, agent, attorney, employee, representative and Affiliate of such Person.

        Section 11.5    Agent's Rights as Participant and Deposit Taker.    In its capacity as a Participant, BNP Paribas shall have the same rights and obligations as any Participant and may exercise such rights as though it were not Agent. In its capacity as a Deposit Taker, BNP Paribas shall have the same rights and obligations as any Deposit Taker and may exercise such rights as though it were not Agent. BNP Paribas and any of its Affiliates may accept deposits from, lend money to, act as Trustee under indentures of, and generally engage in any kind of business with Specialty Laboratories or its Affiliates, all as if BNP Paribas were not designated as the Agent hereunder and without any duty to account therefor to any other Participant.

        Section 11.6    Investments.    Whenever Agent in good faith determines that it is uncertain about how to distribute any funds which it has received hereunder, or whenever Agent in good faith determines that there is any dispute among BNPPLC and Participants about how such funds should be distributed, Agent may choose to defer distribution of the funds which are the subject of such uncertainty or dispute. If Agent in good faith believes that the uncertainty or dispute will not be promptly resolved, or if Agent is otherwise required to invest funds pending distribution, Agent shall invest such funds pending distribution, all interest on any such investment shall be distributed upon the distribution of such investment and in the same proportion and to the same Persons as such investment. All moneys received by Agent for distribution to BNPPLC or Participants shall be held by Agent pending such distribution solely as Agent hereunder, and Agent shall have no equitable title to any portion thereof.

        Section 11.7    Benefit of Article XI.    The provisions of this Article (other than the following Section 11.8) are intended solely for the benefit of Agent, BNPPLC and Participants, and Specialty Laboratories shall not be entitled to rely on any such provision or assert any such provision in a claim or defense against Agent, BNPPLC or any Participant. Agent, BNPPLC and Participants may waive or amend such provisions as they desire without any notice to or consent of Specialty Laboratories.

        Section 11.8    Resignation.    Agent may resign at any time by giving written notice thereof to BNPPLC, Participants and Specialty Laboratories. Upon any such resignation the Majority (as defined in the Participation Agreement) shall have the right to appoint a successor Agent, subject to Specialty Laboratories' consent, such consent not to be unreasonably withheld. A successor must be appointed for any retiring Agent, and such Agent's resignation shall become effective when such successor accepts such appointment. If, within thirty days after the date of the retiring Agent's resignation, no successor Agent has been appointed and has accepted such appointment, then the retiring Agent may appoint a successor Agent, which shall be a commercial bank organized or licensed to conduct a banking or trust business under the laws of the United States of America or of any state thereof. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, the retiring Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Agent's resignation hereunder, the provisions of this Section 11.8 shall continue to inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent.

ARTICLE XII MISCELLANEOUS

        Section 12.1    Provisions Incorporated From Other Operative Documents.    Reference is made to the Common Definitions and Provisions Agreement, to the Purchase Agreement and to the Participation Agreement for a statement of the terms thereof. Without limiting the generality of the foregoing, the provisions of Article II of the Common Definitions and Provisions Agreement are incorporated into this Agreement for all purposes as if set forth in this Article.

        Section 12.2    Cumulative Rights, etc.    Except as herein expressly provided to the contrary, the rights, powers and remedies of Agent, BNPPLC and the Participants under this Agreement shall be in addition to all rights, powers and remedies given to them by virtue of any Applicable Law, any other Operative Document or any other agreement, all of which rights, powers, and remedies shall be cumulative and may be exercised successively or concurrently without impairing their respective rights hereunder. Specialty Laboratories waives any right to require Agent, BNPPLC or any Participant to proceed against any Person or to exhaust any Collateral or to pursue any remedy in Agent's, BNPPLC's or such Participant's power.

        Section 12.3    Survival of Agreements.    All representations and warranties of Specialty Laboratories herein, and all covenants and agreements herein shall survive the execution and delivery of this Agreement, the execution and delivery of any other Operative Documents and the creation of the Secured Obligations and continue until terminated or released as provided herein.

        Section 12.4    Other Liable Party.    Neither this Agreement nor the exercise by Agent or the failure of Agent to exercise any right, power or remedy conferred herein or by law shall be construed as relieving any Other Liable Party from liability on the Secured Obligations or any deficiency thereon.

This Agreement shall continue irrespective of the fact that the liability of any Other Liable Party may have ceased or irrespective of the validity or enforceability of any other agreement evidencing or securing the Secured Obligations to which Specialty Laboratories or any Other Liable Party may be a party, and notwithstanding the reorganization, death, incapacity or bankruptcy of any Other Liable Party, or any other event or proceeding affecting any Other Liable Party.

        Section 12.5    Termination.    Following the Designated Sale Date, upon satisfaction in full of all Secured Obligations and upon written request for the termination hereof delivered by Specialty Laboratories to Agent, (i) this Agreement and the pledge and security interest created hereby shall terminate and all rights to the Collateral shall revert to Specialty Laboratories and (ii) Agent will, upon Specialty Laboratories' request and at Specialty Laboratories' expense execute and deliver to Specialty Laboratories such documents as Specialty Laboratories shall reasonably request to evidence such termination and release.

[The signature pages follow.]

        IN WITNESS WHEREOF, Specialty Laboratories, BNPPLC, Agent and the Participants whose signatures appear below have caused this Pledge Agreement to be executed as of March 26, 2002.

"Specialty Laboratories"
SPECIALTY LABORATORIES, INC.
By:	/s/ Frank J. Spina

Name:	Frank J. Spina

Title:	Chief Financial Officer

        [Continuation of signature pages to Pledge Agreement dated to be effective as of March 26, 2002]

"BNPPLC"
BNP PARIBAS LEASING CORPORATION
By:	/s/ Barry Mendelsohn
Barry Mendelsohn, Vice President

        [Continuation of signature pages to Pledge Agreement dated to be effective as of March 26, 2002]

"AGENT"
BNP PARIBAS
By:	/s/ David C. Schad
Name: David C. Schad Title: Managing Director
By:	/s/ Henry F. Setina
Name: Henry F. Setina Title: Director
"PARTICIPANT"
BNP PARIBAS
By:	/s/ David C. Schad
Name: David C. Schad Title: Managing Director
By:	/s/ Henry F. Setina
Name: Henry F. Setina Title: Director

        [Continuation of signature pages to Pledge Agreement effective as of March 26, 2002]

"PARTICIPANT"
FIRST UNION NATIONAL BANK
By:	/s/ Douglas T. Davis
	Name:	Douglas T. Davis
	Title:	Director

        [Continuation of signature pages to Pledge Agreement effective as of March 26, 2002]

"PARTICIPANT"
UNION BANK OF CALIFORNIA, N.A.
By:	/s/ Richard A. Madsen
	Name:	Richard A. Madsen
	Title:	Regional Vice President

        [Continuation of signature pages to Pledge Agreement effective as of March 26, 2002]

"PARTICIPANT"
U.S. BANK NATIONAL ASSOCIATION
By:	/s/ Christian E. Stein III
	Name:	Christian E. Stein III
	Title:	Vice President

        [Continuation of signature pages to Pledge Agreement effective as of March 26, 2002]

"PARTICIPANT"
ALLIED IRISH BANKS, P.L.C.
By:	/s/ Hilary Patterson
	Name:	Hilary Patterson
	Title:	Vice President
By:	/s/ Tony O'Reilly
	Name:	Tony O'Reilly
	Title:	Vice President

        [Continuation of signature pages to Pledge Agreement effective as of March 26, 2002]

"PARTICIPANT"
BANK LEUMI USA
By:	/s/ Jacques V. Delvoye
	Name:	Jacques V. Delvoye
	Title:	Vice President

        [Continuation of signature pages to Pledge Agreement effective as of March 26, 2002]

"PARTICIPANT"
MANUFACTURERS BANK, A California Banking Corporation
By:	/s/ Sandy Lee
	Name:	Sandy Lee
	Title:	Vice President

ATTACHMENT 1
TO PLEDGE AGREEMENT

SUPPLEMENT TO PLEDGE AGREEMENT

[                        ,        ]

BNP PARIBAS
3 Ravinia Drive, Suite 1750
Atlanta, Georgia 30346

Specialty Laboratories, Inc.
2211 Michigan Avenue
Santa Monica, California 90404

        1.    Reference is made to the Pledge Agreement (the "Pledge Agreement") dated as of March 26, 2002 among SPECIALTY LABORATORIES, INC. ("Specialty Laboratories"), BNP PARIBAS LEASING CORPORATION ("BNPPLC"), BNP PARIBAS and any other financial institutions which are from time to time Participants under such Pledge Agreement (collectively, the "Participants") and BNP PARIBAS, acting in its capacity as agent for BNPPLC and the Participants (in such capacity, "Agent"). Unless otherwise defined herein, all capitalized terms used in this Supplement have the respective meanings given to those terms in the Pledge Agreement.

        2.    The undersigned hereby certifies to Agent and Specialty Laboratories that the undersigned has become a party to the Participation Agreement by executing a supplement as provided therein and that its Percentage thereunder is            %.

        3.    The undersigned, by executing and delivering this Supplement to Specialty Laboratories and Agent, hereby agrees to become a party to the Pledge Agreement and agrees to be bound by all of the terms thereof applicable to Participants. The Deposit Taker for the undersigned shall be                        , until such time as another Deposit Taker for the undersigned shall be designated in accordance with Sections 4.4 or 4.5 of the Pledge Agreement. The undersigned certifies to Agent and Specialty Laboratories that such Deposit Taker is an Initially Qualified Deposit Taker and satisfies the requirements for a Deposit Taker set forth in Section 4.1 of the Pledge Agreement.

        IN WITNESS WHEREOF, the undersigned has executed this Supplement as of the day and year indicated above.

[ ]
By:
Name:
Title:

ATTACHMENT 2
TO PLEDGE AGREEMENT

NOTICE OF SECURITY INTEREST

[                        , 20    ]

[Name of Deposit Taker]
[Address of Deposit Taker]

        1.    Reference is made to the Pledge Agreement (the "Pledge Agreement") dated as of March 26, 2002 among SPECIALTY LABORATORIES, INC. ("Specialty Laboratories"), BNP PARIBAS LEASING CORPORATION ("BNPPLC"), BNP PARIBAS and any other financial institutions which are from time to time Participants under such Pledge Agreement (collectively, the "Participants") and BNP PARIBAS, acting in its capacity as agent for BNPPLC and the Participants (in such capacity, "Agent"). Unless otherwise defined herein, all capitalized terms used in this Notice have the respective meanings given to those terms in the Pledge Agreement.

        2.    Specialty Laboratories has informed Agent that Specialty Laboratories has established with the addressee of this Notice ("Deposit Taker") the following non-interest bearing Account in the name of Agent to be maintained at the following Account Office:

Account Type	Account Office	Account Number
Time Deposit

        Specialty Laboratories has further informed Agent that Specialty Laboratories intends to deposit Cash Collateral in such Account.

        3.    Specialty Laboratories and Agent hereby notify Deposit Taker that, pursuant to the Pledge Agreement, Specialty Laboratories has granted to Agent, for the ratable benefit of BNPPLC and the Participants as security for the Secured Obligations, a pledge of and security interest in all Accounts and other Collateral maintained by Specialty Laboratories with Deposit Taker, including the Account described in Section 2 above.

        4.    In furtherance of such grant, Specialty Laboratories and Agent hereby authorize and direct Deposit Taker to:

          (a)  hold all Collateral for Agent and as Agent's bailee, separate and apart from all other property and funds of Specialty Laboratories and all other Persons and to permit no other funds to be deposited or credited to the Account described above;

          (b)  make a notation in its books and records of the interest of Agent in the Collateral and that the Account described above and all deposits therein or sums credited thereto are subject to a pledge and security interest in favor of Agent;

          (c)  take such other steps as Agent may request to record, maintain, validate and perfect its pledge of and security interest in the Collateral;

          (d)  transfer and deliver to Agent or its nominee, together with any necessary endorsements, all or such portion of the Collateral held by Deposit Taker as Agent shall from time to time direct; provided, however, that in connection therewith Deposit Taker may impose notice and other requirements expressly authorized by Section 5.5 of the Pledge Agreement (concerning the characterization of the Accounts as nonpersonal time deposits for bank regulatory purposes); and

          (e)  disregard directions from anyone other than Agent (including directions from Specialty Laboratories itself) to transfer or deliver or apply or offset any Collateral held by Deposit Taker from time to time, it being understood that only Agent shall be authorized to make withdrawals or transfers from any Accounts maintained by Deposit Taker from time to time without further consent by Specialty Laboratories.

        5.    Specialty Laboratories and Agent agree that (a) the possession by Deposit Taker of all money, instruments, chattel paper and other property constituting Collateral shall be deemed to be possession by Agent or a person designated by Agent, for purposes of perfecting the security interest granted to Agent under the Pledge Agreement pursuant to Division 9313 and other provisions of the UCC (as applicable), and (b) notifications by Deposit Taker to other Persons holding any such property, and acknowledgments, receipts or confirmations from such Persons delivered to Deposit Taker, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of Deposit Taker for the benefit of Agent for the purposes of perfecting such security interests under applicable law. Further, this Notice of Security Interest and the Acknowledgment and Agreement described in the next paragraph, together, are intended to constritute an agreement granting to Agent "control" (as defined in Division 9104 of the UCC) of all deposit accounts or other property comprising Collateral held from time to time by Deposit Taker, and thus are intended to perfect Agent's security interest in such deposit accounts or any other such property for which perfection is accomplished by "control" as described in Division 9314 or other applicable provisions of the UCC.

        6.    As contemplated by the Pledge Agreement, please acknowledge Deposit Taker's receipt of, and consent to, this notice and confirm the representations and agreements set forth in the Acknowledgment and Agreement attached hereto by executing the same and returning this letter to

2

Agent. For your files, a copy of this letter is enclosed which you may retain. The authorizations and directions set forth herein may not be revoked or modified without the written consent of Agent.

"AGENT"
BNP PARIBAS
By:

Name:

Title:

"Specialty Laboratories"
SPECIALTY LABORATORIES, INC.
By:

Name:

Title:

3

ACKNOWLEDGMENT AND AGREEMENT
OF DEPOSIT TAKER

        Deposit Taker hereby acknowledges receipt of, and consents to, the above notice, acknowledges that it will hold the Collateral for Agent and as Agent's bailee, agrees to comply with the authorizations and directions set forth above and represents to and agrees with Specialty Laboratories and Agent as follows:

          (a)  Deposit Taker is a commercial bank, organized under the laws of the United States of America or a state thereof or under the laws of another country which is doing business in the United States of America. Deposit Taker is authorized to maintain deposit accounts for others through the Account Office specified in the above notice, and Deposit Taker will not move the accounts described in the above notice to other offices without the prior written authorization of Agent and Specialty Laboratories.

          (b)  Deposit Taker has a combined capital, surplus and undivided profits of at least $500,000,000.

          (c)  The information set forth above regarding the Account established by Specialty Laboratories with Deposit Taker is accurate. Such Account is currently open and Deposit Taker has no prior notice of any other pledge, security interest, Lien, adverse claim or interest in such Account.

          (d)  Deposit Taker shall promptly notify Specialty Laboratories and Agent if the representations made by Deposit Taker above cease to be true and correct.

          (e)  Deposit Taker shall not (i) allow the withdrawal of funds from such Account by any Person other than Agent, or (ii) without in each case first obtaining the prior written authorization of Agent, setoff or attempt to setoff any amount (including Secured Obligations owed to Deposit Taker, if any) against any Collateral held from time to time by Deposit Taker.

[	]

By:

Name:

Title:

[Date]

4

ATTACHMENT 3
TO PLEDGE AGREEMENT

EXAMPLES OF CALCULATIONS REQUIRED
TO AVOID A COLLATERAL IMBALANCE

        The examples below are provided to illustrate the calculations required for allocations of Cash Collateral in a manner that will avoid a Collateral Imbalance. The examples are not intended to reflect actual numbers under this Agreement or actual Percentages of BNPPLC or any of the Participants; nor are the examples intended to provide a formula for the allocations that would be appropriate in every case.

EXAMPLE NO. 1

Assumptions:

1.
Two Participants ("Participant A" and "Participant B") are parties to the Participation Agreement with BNPPLC. Participant A's Percentage is 50% and Participant B's Percentage is 45%, leaving BNPPLC with a Percentage of 5%.

2.
On the Completion Date, Funding Advances (including those to cover Carrying Costs under the Lease) totaled $12,000,000, resulting in a Stipulated Loss Value of $12,000,000, allocable as follows:

A.	BNPPLC's Parent (providing BNPPLC's share) (5%)	$600,000
B.	Participant A (50%)	6,000,000
C.	Participant B (45%)	5,400,000

	TOTAL	$12,000,000
3.
The Minimum Collateral Value on the Completion Date was $12,000,000 (reflecting a Collateral Percentage of 100% times Stipulated Loss Value).

4.
On the Completion Date, Specialty Laboratories had delivered to Agent Cash Collateral of $12,000,000, equal to the Minimum Collateral Value, as required by Section 5.1 of this Agreement.

        Allocation of Cash Collateral Required:    To avoid a Collateral Imbalance under these assumptions, Agent would be required to allocate the $12,000,000 to the Deposit Takers for BNPPLC and the Participants as follows:

A.	BNPPLC's Deposit Taker (5% of Minimum Collateral Value)	$600,000
B.	Participant A's Deposit Taker (50% of Minimum Collateral Value)	$6,000,000
C.	Participant B's Deposit Taker (45% of Minimum Collateral Value)	$5,400,000

	TOTAL	$12,000,000

EXAMPLE NO. 2

        Assumptions:    Assume the same facts as in Example No. 1, and in addition assume that:

1.
Effective as of the first Base Rent Date, a new Participant approved by Specialty Laboratories ("Participant C") became a party to this Agreement and the Participation Agreement, taking a Percentage of 20%. Simultaneously, Participant A and Participant B entered into supplements to the Participation Agreement which reduced their Percentages to 40% and 35%, respectively.

        Allocation of Cash Collateral Required:    To avoid a Collateral Imbalance under these assumptions, Agent would be required to allocate the Cash Collateral as required to leave the Deposit Takers for BNPPLC and the Participants with the following amounts:

A.	BNPPLC's Deposit Taker (5% of Minimum Collateral Value)	$600,000
B.	Participant A's Deposit Taker (40% of Minimum Collateral Value)	$4,800,000
C.	Participant B's Deposit Taker (35% of Minimum Collateral Value)	$4,200,000
D.	Participant C's Deposit Taker (20% of Minimum Collateral Value)	$2,400,000

	TOTAL	$12,000,000

2

ATTACHMENT 4
TO PLEDGE AGREEMENT

NOTICE OF SPECIALTY LABORATORIES' REQUIREMENT TO
WITHDRAW EXCESS CASH COLLATERAL

[                        ,        ]

BNP PARIBAS
[address of BNP]

  Re:
  Pledge Agreement dated as of March 26, 2002 among SPECIALTY LABORATORIES, INC., BNP PARIBAS LEASING CORPORATION, BNP PARIBAS and any other financial institutions which are from time to time Participants under such Pledge Agreement and BNP PARIBAS, acting in its capacity as agent for BNPPLC and the Participants

Gentlemen:

        Capitalized terms used in this letter are intended to have the meanings assigned to them in the Pledge Agreement referenced above (the "Pledge Agreement"). This letter constitutes notice to you, as Agent under the Pledge Agreement, that pursuant to Section 6.1 of the Pledge Agreement, Specialty Laboratories requires you to withdraw from the Accounts and return to Specialty Laboratories the following amount:

                                                 Dollars ($            )

on the following date:

                        ,

        To assure you that Specialty Laboratories has satisfied the conditions to its right to require such withdrawal, and to induce you to comply with this notice, Specialty Laboratories certifies to you that:

          1.    Your withdrawal and delivery of the amount specified above to Specialty Laboratories will not cause the Value of the remaining Collateral to be less than the Minimum Collateral Value. After giving effect to such withdrawal, the Collateral remaining in the Accounts maintained by the Deposit Takers will be:

                                                 Dollars ($            ),

and the Minimum Collateral Value on the date specified above will equal:

                                                 Dollars ($            ),

Such Minimum Collateral Value equals the Collateral Percentage of:

                  percent (        %),

times the Stipulated Loss Value of:

                                                 Dollars ($            ).

          2.    Specialty Laboratories is giving this notice to you, BNPPLC and the Participants at least ten days prior to the Base Rent Date specified above.

          3.    No Default or Event of Default has occurred and is continuing as of the date of this notice, and Specialty Laboratories does not anticipate that any Default or Event of Default will have occurred and be continuing on the date upon which the withdrawal is required.

          4.    Specialty Laboratories agrees that you may determine the Accounts from which to make any withdrawal required by Specialty Laboratories pursuant to this Section as necessary to prevent or mitigate any Collateral Imbalance.

        NOTE: YOU SHALL BE ENTITLED TO DISREGARD THIS NOTICE IF THE STATEMENTS ABOVE ARE NOT CORRECT OR IF THE DATE FOR WITHDRAWAL SPECIFIED ABOVE IS LESS

THAN TEN DAYS AFTER YOUR RECEIPT OF THIS NOTICE. HOWEVER, WE ASK THAT YOU NOTIFY SPECIALTY LABORATORIES IMMEDIATELY IF FOR ANY REASON YOU BELIEVE THIS NOTICE IS DEFECTIVE.

        Please remember that the express terms of the Pledge Agreement permit any Deposit Taker to require notice of withdrawal at least seven days before Cash Collateral is withdrawn from the Accounts maintained by such Deposit Taker. Accordingly, you must notify Deposit Takers seven days prior to the withdrawal of Cash Collateral required by this notice. For your convenience, we have attached a letter as Annex 1 to this notice that you might execute and send to Deposit Takers to advise them of your intent to withdraw as required in connection therewith. The attached letter also sets forth the amounts Specialty Laboratories believes you must withdraw from each Account to avoid a Collateral Imbalance.

Specialty Laboratories, Inc.
By:
Name:
Title:

[cc BNPPLC and all Participants]

2

Annex 1
TO SPECIALTY LABORATORIES' NOTICE OF REQUIREMENT TO
WITHDRAW CASH EXCESS COLLATERAL

[                        ,        ]

Deposit Takers on the
Attached Distribution List

  Re:
  Pledge Agreement dated as of March 26, 2002 among SPECIALTY LABORATORIES, INC., BNP PARIBAS LEASING CORPORATION, BNP PARIBAS and any other financial institutions which are from time to time Participants under such Pledge Agreement and BNP PARIBAS, acting in its capacity as agent for BNPPLC and the Participants

Gentlemen:

        Capitalized terms used in this letter are intended to have the meanings assigned to them in the Pledge Agreement referenced above (the "Pledge Agreement"). This letter constitutes notice from the undersigned, as Agent under the Pledge Agreement, that pursuant to Section 6.1 of the Pledge Agreement, Specialty Laboratories requires Agent to withdraw from the Accounts and return to Specialty Laboratories the amounts listed below on the following date:

                        ,

        Accordingly, on such date, the undersigned intends to withdraw the following amounts from the following Accounts:

Deposit Taker	Account No.	Amount
1.		$
2.		$
3.		$
4.		$
	TOTAL WITHDRAWALS:	$

BNP PARIBAS, AS AGENT
Name:
Title:

[cc BNPPLC and Specialty Laboratories]

3

ATTACHMENT 5
TO PLEDGE AGREEMENT

NOTICE OF SPECIALTY LABORATORIES' REQUIREMENT OF
DIRECT PAYMENTS TO PARTICIPANTS

[                        ,            ]

BNP PARIBAS
[address of BNP]

  Re:
  Pledge Agreement dated as of March 26, 2002 among SPECIALTY LABORATORIES, INC., BNP PARIBAS LEASING CORPORATION, BNP PARIBAS and any other financial institutions which are from time to time Participants under such Pledge Agreement and BNP PARIBAS, acting in its capacity as agent for BNPPLC and the Participants

Gentlemen:

        Capitalized terms used in this letter are intended to have the meanings assigned to them in the Pledge Agreement referenced above (the "Pledge Agreement"). This letter constitutes notice to you, as Agent under the Pledge Agreement, that pursuant to Section 6.2 of the Pledge Agreement, Specialty Laboratories requires you to withdraw from the Accounts and pay directly to the Participants (in proportion to their respective Percentages) the following amount:

                        Dollars ($            )

on the following date (which, Specialty Laboratories acknowledges, must be the Designated Sale Date or a date thereafter prior to an Event of Default):

            ,

        The amount specified above equals the following percentage (equal to the aggregate of all Participant's Percentages):

            percent (            %),

times the total of all Cash Collateral presently pledged under the Pledge Agreement:

                        Dollars ($            ).

        To assure you that Specialty Laboratories has satisfied the conditions to its right to require such withdrawal, and to induce you to comply with this notice, Specialty Laboratories certifies to you that Specialty Laboratories is giving this notice to you, BNPPLC and the Participants at least ten days prior to the date of required withdrawal and payment specified above.

        Please remember that the express terms of the Pledge Agreement allow any Deposit Taker to require notice of withdrawal at least seven days before Cash Collateral is to be withdrawn from the Accounts maintained by such Deposit Taker. Accordingly, you must notify Deposit Takers seven days prior to the withdrawal of Cash Collateral required by this notice. For your convenience, we have attached a letter as Annex 1 to this notice that you might execute and send to Deposit Takers to advise them of your intent to withdraw as required in connection therewith. The attached letter also sets forth the amounts Specialty Laboratories believes you must withdraw from each Account to comply with subsection 6.2.2 of the Pledge Agreement.

Specialty Laboratories, Inc.
By:
Name:
Title:

[cc BNPPLC and all Participants]

Annex 1
TO SPECIALTY LABORATORIES' NOTICE OF REQUIREMENT TO
WITHDRAW CASH COLLATERAL FOR
DIRECT PAYMENTS TO PARTICIPANTS

[                        ,            ]

Deposit Takers on the
Attached Distribution List

  Re:
  Pledge Agreement dated as of March 26, 2002 among SPECIALTY LABORATORIES, INC., BNP PARIBAS LEASING CORPORATION, BNP PARIBAS and any other financial institutions which are from time to time Participants under such Pledge Agreement and BNP PARIBAS, acting in its capacity as agent for BNPPLC and the Participants

Gentlemen:

        Capitalized terms used in this letter are intended to have the meanings assigned to them in the Pledge Agreement referenced above (the "Pledge Agreement"). This letter constitutes notice from the undersigned, as Agent under the Pledge Agreement, that pursuant to Section 6.2 of the Pledge Agreement, Specialty Laboratories requires Agent to withdraw from the Accounts and pay to the Participants (in proportion to their respective Percentages) the amounts listed below on the following date:

            ,

        Accordingly, on such date, the undersigned intends to withdraw the following amounts from the following Accounts:

Deposit Taker	Account No.	Amount
1.		$
2.		$
3.		$
4.		$
	TOTAL WITHDRAWALS:	$

BNP PARIBAS, AS AGENT

Name:
Title:

[cc BNPPLC and Specialty Laboratories]

2

ATTACHMENT 6
TO PLEDGE AGREEMENT

NOTICE OF SPECIALTY LABORATORIES' REQUIREMENT OF
DIRECT PAYMENT TO BNPPLC

[                        ,            ]

BNP PARIBAS
[address of BNP]

  Re:
  Pledge Agreement dated as of March 26, 2002 among SPECIALTY LABORATORIES, INC., BNP PARIBAS LEASING CORPORATION, BNP PARIBAS and any other financial institutions which are from time to time Participants under such Pledge Agreement and BNP PARIBAS, acting in its capacity as agent for BNPPLC and the Participants

Gentlemen:

        Capitalized terms used in this letter are intended to have the meanings assigned to them in the Pledge Agreement referenced above (the "Pledge Agreement"). This letter constitutes notice to you, as Agent under the Pledge Agreement, that pursuant to Section 6.3 of the Pledge Agreement, Specialty Laboratories requires you to withdraw from the Account maintained by the Deposit Taker for BNPPLC and pay directly to BNPPLC on behalf of Specialty Laboratories as a payment required by the Purchase Agreement the following amount:

                                    Dollars ($                )

on the following date (which, Specialty Laboratories acknowledges, must be the Designated Sale Date or a date thereafter prior to an Event of Default):

[                        ,            ]

        To assure you that Specialty Laboratories has satisfied the conditions to its right to require such withdrawal, and to induce you to comply with this notice, Specialty Laboratories certifies to you that Specialty Laboratories is giving this notice to you and BNPPLC at least ten days prior to the date of required withdrawal and payment specified above.

        Please remember that the express terms of the Pledge Agreement allow any Deposit Taker to require notice of withdrawal at least seven days before Cash Collateral is to be withdrawn from the Accounts maintained by such Desposit Taker. Accordingly, you must notify the Deposit Taker for BNPPLC seven days prior to the withdrawal of Cash Collateral required by this notice. For your convenience, we have attached a letter as Annex 1 to this notice that you might execute and send to the Deposit Taker for BNPPLC to advise it of your intent to withdraw as required in connection therewith.

The attached letter also sets forth the amount Specialty Laboratories believes you must withdraw to comply with Section 6.3 of the Pledge Agreement.

Specialty Laboratories, Inc.
By:

Name:

Title:

[cc BNPPLC]

2

Annex 1
TO SPECIALTY LABORATORIES' NOTICE OF REQUIREMENT OF
DIRECT PAYMENT TO BNPPLC

[                        ,            ]

[Name of the Deposit Taker for BNPPLC]
[Address of such Deposit Taker]

  Re:
  Pledge Agreement dated as of March 26, 2002 among SPECIALTY LABORATORIES, INC., BNP PARIBAS LEASING CORPORATION, BNP PARIBAS and any other financial institutions which are from time to time Participants under such Pledge Agreement and BNP PARIBAS, acting in its capacity as agent for BNPPLC and the Participants

Gentlemen:

        Capitalized terms used in this letter are intended to have the meanings assigned to them in the Pledge Agreement referenced above (the "Pledge Agreement"). This letter constitutes notice from the undersigned, as Agent under the Pledge Agreement, that pursuant to Section 6.3 of the Pledge Agreement, Specialty Laboratories requires Agent to withdraw from the Account maintained by you, as Deposit Taker for BNPPLC, the sum of:

                                    Dollars ($                )

and pay the same to BNPPLC as a payment required by the Purchase Agreement on the following date:

[                        ,            ]

        Accordingly, on such date, the undersigned intends to withdraw such amount from the following Account maintained by you as Deposit Taker for BNPPLC.

BNP PARIBAS, AS AGENT
Name:

Title:

[cc BNPPLC and Specialty Laboratories]

3

ATTACHMENT 7
TO PLEDGE AGREEMENT

NOTICE OF SPECIALTY LABORATORIES= REQUIREMENT OF A WITHDRAWAL
OF CASH COLLATERAL FROM
A DISQUALIFIED DEPOSIT TAKER

[                        ,            ]

BNP PARIBAS
[address of BNP]

  Re:
  Pledge Agreement dated as of March 26, 2002 among SPECIALTY LABORATORIES, INC., BNP PARIBAS LEASING CORPORATION, BNP PARIBAS and any other financial institutions which are from time to time Participants under such Pledge Agreement and BNP PARIBAS, acting in its capacity as agent for BNPPLC and the Participants

Gentlemen:

        Capitalized terms used in this letter are intended to have the meanings assigned to them in the Pledge Agreement referenced above (the "Pledge Agreement"). This letter constitutes notice to you, as Agent under the Pledge Agreement, that pursuant to Section 6.4 of the Pledge Agreement, Specialty Laboratories requires you to withdraw from the following Account maintained by the following Deposit Taker:

Deposit Taker	Account No.

Cash Collateral in the following amount:

                                                 Dollars ($            )

and to deposit such Cash Collateral with other Deposit Takers who are not Disqualified Deposit Takers no later than ten days after the date upon which you receive this notice.

        To assure you that Specialty Laboratories has the right to require such withdrawal, and to induce you to comply with this notice, Specialty Laboratories certifies to you that the Deposit Taker specified above has become a Disqualified Deposit Taker because it no longer satisfies the requirements listed in Section 4.1 of the Pledge Agreement. Specifically, such Deposit Taker no longer satisfies the following requirements:

[SPECIALTY LABORATORIES MUST INSERT HERE A DESCRIPTION OF WHICH REQUIREMENTS THE DEPOSIT TAKER NO LONGER SATISFIES AND HOW SPECIALTY LABORATORIES HAS DETERMINED THAT THE REQUIREMENTS ARE NO LONGER SATISFIED, ALL IN SUFFICIENT DETAIL TO PERMIT THE PARTICIPANT FOR WHOM SUCH DEPOSIT TAKER HAS BEEN MAINTAINING AN ACCOUNT TO RESPOND IF IT BELIEVES THAT SPECIALTY LABORATORIES IS IN ERROR.]

        Please remember that the express terms of the Pledge Agreement allow any Despost Taker to require notice of withdrawal at least seven days before Cash Collateral is to be withdrawn from the Accounts maintained by such Desposit Taker. Accordingly, you must notify the Deposit Takers specified above seven days prior to the withdrawal of Cash Collateral required by this notice. For your convenience, we have attached a letter as Annex 1 to this notice that you might execute and send to such Deposit Taker to advise it of your intent to withdraw as required in connection therewith. The attached letter also sets forth the amount Specialty Laboratories believes you must withdraw to comply with Section 6.4 of the Pledge Agreement.

Specialty Laboratories, Inc.
By:
Name:
Title:

[cc BNPPLC]

Annex 1
TO SPECIALTY LABORATORIES' NOTICE OF REQUIREMENT OF A WITHDRAWAL
OF CASH COLLATERAL FROM
A DISQUALIFIED DEPOSIT TAKER

[                        ,            ]

[Name of the Deposit Taker for BNPPLC]
[Address of such Deposit Taker]

  Re:
  Pledge Agreement dated as of March 26, 2002 among SPECIALTY LABORATORIES, INC., BNP PARIBAS LEASING CORPORATION, BNP PARIBAS and any other financial institutions which are from time to time Participants under such Pledge Agreement and BNP PARIBAS, acting in its capacity as agent for BNPPLC and the Participants

Gentlemen:

        Capitalized terms used in this letter are intended to have the meanings assigned to them in the Pledge Agreement referenced above (the "Pledge Agreement"). This letter constitutes notice from the undersigned, as Agent under the Pledge Agreement, that pursuant to Section 6.4 of the Pledge Agreement, Specialty Laboratories has advised Agent that you are a Disqualified Deposit Taker, and Specialty Laboratories requires Agent to withdraw from the Account maintained by you, as a Deposit Taker under the Pledge Agreement, the sum of:

                                                 Dollars ($            )

no later than the following date:

                        ,

        Accordingly, on such date, the undersigned intends to withdraw such amount from the Account maintained by you as Deposit Taker (Account No.                        ).

BNP PARIBAS, AS AGENT
Name:
Title:

[cc BNPPLC and Specialty Laboratories]

2

QuickLinks

TABLE OF CONTENTS
PLEDGE AGREEMENT
ARTICLE IV PROVISIONS CONCERNING DEPOSIT TAKERS
ATTACHMENT 1 TO PLEDGE AGREEMENT
SUPPLEMENT TO PLEDGE AGREEMENT
ATTACHMENT 2 TO PLEDGE AGREEMENT NOTICE OF SECURITY INTEREST [ , 20 ]
ACKNOWLEDGMENT AND AGREEMENT OF DEPOSIT TAKER
ATTACHMENT 3 TO PLEDGE AGREEMENT
EXAMPLES OF CALCULATIONS REQUIRED TO AVOID A COLLATERAL IMBALANCE
EXAMPLE NO. 1
EXAMPLE NO. 2
ATTACHMENT 4 TO PLEDGE AGREEMENT
NOTICE OF SPECIALTY LABORATORIES' REQUIREMENT TO WITHDRAW EXCESS CASH COLLATERAL
Annex 1 TO SPECIALTY LABORATORIES' NOTICE OF REQUIREMENT TO WITHDRAW CASH EXCESS COLLATERAL
ATTACHMENT 5 TO PLEDGE AGREEMENT
NOTICE OF SPECIALTY LABORATORIES' REQUIREMENT OF DIRECT PAYMENTS TO PARTICIPANTS
Annex 1 TO SPECIALTY LABORATORIES' NOTICE OF REQUIREMENT TO WITHDRAW CASH COLLATERAL FOR DIRECT PAYMENTS TO PARTICIPANTS
BNP PARIBAS, AS AGENT
ATTACHMENT 6 TO PLEDGE AGREEMENT NOTICE OF SPECIALTY LABORATORIES' REQUIREMENT OF DIRECT PAYMENT TO BNPPLC
Annex 1 TO SPECIALTY LABORATORIES' NOTICE OF REQUIREMENT OF DIRECT PAYMENT TO BNPPLC
ATTACHMENT 7 TO PLEDGE AGREEMENT
NOTICE OF SPECIALTY LABORATORIES= REQUIREMENT OF A WITHDRAWAL OF CASH COLLATERAL FROM A DISQUALIFIED DEPOSIT TAKER
Annex 1 TO SPECIALTY LABORATORIES' NOTICE OF REQUIREMENT OF A WITHDRAWAL OF CASH COLLATERAL FROM A DISQUALIFIED DEPOSIT TAKER